UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 27, 2004
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Adjustable Rate Mortgages Trust 2004-5 Mortgage Pass-Through Certificates, Series 2004-5)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-25              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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        (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On May 27, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2004-5 Mortgage Pass-Through Certificates, Series 2004-5, Class 1-A-1, Class 2-A-1, Class 2-A-X, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 6-A-X, Class 7-A-1, Class 8-A-1, Class 9-A-1, Class 9-A-2, Class 9-A-X, Class A-LR, Class A-R, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator and a custodian, U.S. Bank, National Association, as a custodian, JPMorgan Chase Bank, as trustee, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2004-5 Mortgage Pass-Through Certificates, Series 2004-5, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of five pools of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of May 1, 2004, among Mortgage Asset Securitization
                                          Transactions,  Inc.,  UBS Real  Estate
                                          Securities  Inc.,  Wells  Fargo  Bank,
                                          N.A.,     U.S.     Bank,      National
                                          Association and JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


June 10, 2004

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name: Steve Warjanka
                                       Title: Associate Director

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name: Glenn McIntyre
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             -------------

4                         Pooling     and      Servicing               E
                          Agreement,  dated as of May 1,
                          2004,   among  Mortgage  Asset
                          Securitization   Transactions,
                          Inc.,    UBS    Real    Estate
                          Securities  Inc.,  Wells Fargo
                          Bank,    N.A.,    U.S.   Bank,
                          National    Association    and
                          JPMorgan Chase Bank.



                                      -5-